Exhibit 99.1

(1)         Following the reported transaction, the number of ordinary shares, par value $0.001, of Norwegian Cruise Line Holdings Ltd. (the “Issuer”), reported as beneficially owned by the reporting persons consists of: (a) 3,196,217 shares held of record by NCL Athene LLC (“NCL Athene”); (b) 14,872 shares held of record by AAA Guarantor — Co-Invest VII, L.P. (“Co-Invest VII”); (c) 2,917,528 shares held of record by AIF VI NCL (AIV), L.P. (“AIF VI NCL”); (d) 2,949,954 shares held of record by AIF VI NCL (AIV II), L.P. (“NCL (AIV II)”); (e) 2,883,302 shares held of record by AIF VI NCL (AIV III), L.P. (“NCL (AIV III)”); (f) 2,878,623 shares held of record by AIF VI NCL (AIV IV), L.P. (“NCL (AIV IV)”), (g) 3,222,594 shares held of record by Apollo Overseas Partners VI, L.P. (“Overseas VI”); (h) 1,332,847 shares held of record by Apollo Overseas Partners (Delaware) VI, L.P. (“Overseas Delaware”); (i) 3,254,806 shares held of record by Apollo Overseas Partners (Delaware 892) VI, L.P. (“Overseas 892”) , (j) 40,823 shares held of record by Apollo Overseas Partners (Germany) VI, L.P. (“Overseas Germany”); (k) 5,716,370 shares held of record by AIF VI Euro Holdings, L.P. (“AIF VI Euro”); (l) 2,067,356 shares held of record by AIF VII Euro Holdings, L.P. (“AIF VII Euro”); (m) 251 shares held of record by Apollo Alternative Assets, L.P. (“Alternative Assets”); (n) 2,425 shares held of record by Apollo Management VI, L.P. (“Management VI”); and (o) 814 shares held of record by Apollo Management VII, L.P. (“Management VII”).  NCL Athene, Co-Invest VII, AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Delaware, Overseas 892, Overseas Germany, AIF VI Euro, AIF VII Euro, Alternative Assets, Management VI and Management VII are referred to collectively as the “Apollo Holders”.

The amount of securities reported as beneficially owned following the reported transaction does not include any ordinary shares of the Issuer held of record by Star NCLC Holdings Ltd., or by any of TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. or TPG Viking AIV III, L.P. (collectively, the “TPG Viking Funds”), respectively, which have each granted the Apollo Holders the right to vote shares held by such persons in the case of certain transactions that require shareholder approval pursuant to the Amended and Restated Shareholders’ Agreement, as amended, among the Issuer, the Apollo Holders and the other shareholders that are a party thereto (the “Shareholders Agreement”).  Under the Shareholders Agreement, the Apollo Holders also had the right under certain circumstances to require each of Star NCLC Holdings Ltd. and the TPG Viking Funds to sell the ordinary shares of the Issuer held by such entity to a third party purchaser.  Pursuant to the terms of the Shareholders’ Agreement, following the completion of this offering, the Apollo Holders will no longer have the right to require Star NCLC or the TPG Viking Funds to sell the ordinary shares of the Issuer held by such entities to a third party purchaser, or to vote the ordinary shares held by the TPG Viking Funds.

Athene Life Re Ltd. (“ALRe”)  and Athene Annuity and Life Company (“AALC”) are each Class A members of NCL Athene and thereby have the right to control how NCL Athene votes the Ordinary Shares of the Issuer.  Athene Annuity & Life Assurance Company (“AALA”) is the sole shareholder of AALC.  Athene USA Corporation (“AUSA”) is the sole shareholder of AALA.  Athene Holding Ltd (“Athene Holding”) is the sole shareholder of ALRe and AUSA.  Athene Asset Management, L.P. (“AAM”) serves as the investment manager for AALC and ALRe pursuant to an investment management agreement with each of AALC and ALRe.  AAM GP Ltd. (“AAM GP”) is the general partner of AAM.  Apollo Life Assets Ltd. (“Apollo Life”) is the sole shareholder of AAM GP.  Apollo Capital Management, L.P. (“Capital Management”) is registered as an investment adviser with the SEC and is the sole member and manager of Apollo Life.  Apollo Capital Management GP, LLC (“Capital Management GP”) is the general partner of Capital Management.  AAA Associates, L.P. (“AAA Associates”) is a Class B member of NCL Athene and thereby has the right under certain circumstances to consent to the disposition of the Ordinary Shares of the Issuer held by NCL Athene.

As a result of a September 30, 2016 internal restructuring in which AAA Guarantor-Co-Invest VI (B), L.P. (Co-Invest VI (B)”) transferred its ordinary shares to newly formed NCL Athene, Co-Iinvest VI (B) is no longer included as a Reporting Person, and NCL Athene, ALRe, AALC, AALA, AUSA, Athene

Holding, AAM, AAM GP, Apollo Life, Capital Management, Capital Management GP, AAA Associates have been included as Reporting Persons.

AAA MIP Limited (“AAA MIP”) is the general partner of AAA Associates.  AAA Investments (Co-Invest VII), L.P. (“AAA Investments”) is the general partner of Co-Invest VII.  Alternative Assets provides management services to Co-Invest VII, AAA MIP and AAA Investments.  Apollo International Management, L.P. (“Intl Management”) is the managing general partner of Alternative Assets, and Apollo International Management GP, LLC (“International GP”) is the general partner of Intl Management.

Management VI is the manager of each of AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Delaware, Overseas 892, Overseas Germany and AIF VI Euro.  AIF VI Management, LLC (“AIF VI LLC”) is the general partner of Management VI.  Management VII is the manager of AIF VII Euro, and AIF VII Management, LLC (“AIF VII LLC”) is the general partner of Management VII.

Apollo Management, L.P. (“Apollo Management”) is the sole member and manager of AIF VI LLC and AIF VII LLC, and Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management.  Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of Capital Management GP, International GP and Management GP.  Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings.

Apollo Advisors VI (EH), L.P. (“Advisors VI (EH)”) is the general partner of AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV) and AIF VI Euro.  Apollo Advisors VI (EH-GP), Ltd. (“Advisors VI (EH-GP)”) is the general partner of Advisors VI (EH).  Apollo Advisors VII (EH), L.P. (“Advisors VII (EH)”) is the general partner of AIF VII Euro.  Apollo Advisors VII (EH-GP), Ltd. (“Advisors VII (EH-GP)”) is the general partner of Advisors VII (EH).  Apollo Principal Holdings III, L.P. (“Principal III”) is the sole shareholder of Advisors VI (EH-GP) and Advisors VII (EH-GP).  The general partner of Principal III is Apollo Principal Holdings III GP, Ltd. (“Principal III GP”).

Apollo Advisors VI, L.P. (“Advisors VI”) is the general partner or managing general partner of each of Overseas VI, Overseas Delaware, Overseas 892 and Overseas Germany.  Apollo Capital Management VI, LLC (“ACM VI”) is the general partner of Advisors VI.  Apollo Principal Holdings I, L.P. (“Principal I”) is the sole member and manager of ACM VI, and Apollo Principal Holdings I GP, LLC (“Principal I GP”) is the general partner of Principal I.

Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, the managers of Principal I GP and the directors of Principal III GP.

Each of the Apollo Holders disclaims beneficial ownership of any of the Issuer’s ordinary shares beneficially owned by any of the other Apollo Holders, and each of ALRe, AALC, AALA, AUSA, Athene Holding, AAM, AAM GP, Apollo Life, Capital Management, Capital Management GP, AAA Associates, AAA Investments, AAA MIP, Intl Management, International GP, AIF VI LLC, AIF VII LLC, Apollo Management, Management GP, Management Holdings, Management Holdings GP, Advisors VI (EH), Advisors VI (EH-GP), Advisors VII (EH), Advisors VII (EH-GP), Principal III, Principal III GP, Advisors VI, ACM VI, Principal I, Principal I GP, and Messrs. Black, Harris and Rowan, disclaims beneficial ownership of any shares of the Issuer’s ordinary shares beneficially owned by any of the Apollo Holders, in each case except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

The address for NCL Athene, Athene Holding and ALRe is 96 Pitts Bay Road, Pembroke, Bermuda HM08. The address for Co-Invest VII, AAA Associates and AAA MIP is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.  The address for each of Alternative Assets, Overseas Delaware, Overseas 892, AAA Investments, Advisors VI, ACM VI, Principal I and Principal I GP is One Manhattanville Road, Suite 201, Purchase, New York 10577.  The address for each of AAM, AAM GP, Apollo Life, AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Germany, AIF VI Euro, AIF VII Euro, Advisors VI (EH), Advisors VI (EH GP), Advisors VII (EH), Advisors VII (EH GP), Principal III and Principal III GP is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Street, George Town, KY1-9005 Grand Cayman, Cayman Islands.  The address for AALA, AALC and AUSA is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266. The address for each of Capital Management, Capital Management GP, Intl Management, International GP, Management VI, AIF VI LLC, Management VII, AIF VII LLC, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 West 57th Street, 43rd Floor, New York, New York 10019.

This Statement on Form 4 is filed by: (i) NCL Athene LLC, (ii) AAA Guarantor — Co-Invest VII, L.P., (iii) AIF VI NCL (AIV), L.P., (iv) AIF VI NCL (AIV II), L.P., (v) AIF VI NCL (AIV III), L.P., (vi) AIF VI NCL (AIV IV), L.P., (vii) Apollo Overseas Partners VI, L.P., (viii) Apollo Overseas Partners (Delaware) VI, L.P., (ix) Apollo Overseas Partners (Delaware 892) VI, L.P., (x) Apollo Overseas Partners (Germany) VI, L.P., (xi) AIF VI Euro Holdings, L.P., (xii) AIF VII Euro Holdings, L.P., (xiii) Athene Life Re Ltd., (xiv) Athene Annuity and Life Company, (xv) Athene Annuity & Life Assurance Company, (xvi) Athene USA Corporation, (xvii) Athene Holding Ltd, (xviii) Athene Asset Management, L.P., (xix) AAM GP Ltd., (xx) Apollo Life Assets Ltd., (xxi) Apollo Capital Management, L.P., (xxii) Apollo Capital Management GP LLC, (xxiii) (AAA Associates, L.P. (xxiv) AAA MIP Limited, (xxv) AAA Investments (Co-Invest VII), L.P., (xxvi) Apollo Alternative Assets, L.P., (xxvii) Apollo International Management, L.P., (xxviii) Apollo International Management GP, LLC, (xxix) Apollo Advisors VI, L.P., (xxx) Apollo Capital Management VI, LLC, (xxxi) Apollo Principal Holdings I, L.P., (xxxii) Apollo Principal Holdings I GP, LLC, (xxxiii) Apollo Advisors VI (EH), L.P., (xxxiv) Apollo Advisors VI (EH-GP), Ltd., (xxxv) Apollo Advisors VII (EH), L.P., (xxxvi) Apollo Advisors VII (EH-GP) Ltd, (xxxvii) Apollo Principal Holdings III, L.P., (xxxviii) Apollo Principal Holdings III GP, Ltd., (xxxix) Apollo Management VI, L.P., (xl) AIF VI Management, LLC, (xli) Apollo Management VII, L.P., (xlii) AIF VII Management, LLC, (xliii) Apollo Management, L.P., (xliv) Apollo Management GP, LLC, (xlv) Apollo Management Holdings, L.P., and (xlvi) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  August 16, 2017

Issuer Name and Ticker or Trading Symbol: Norwegian Cruise Line Holdings Ltd. [NCLH]

NCL ATHENE LLC

By:	Athene Annuity and Life Company,
its Class A member

	By:	/s/ John L. Golden
	Name:	John L. Golden
	Title:	Executive Vice President, Legal

ATHENE LIFE RE LTD.

By:	/s/ Adam Laing
Name:	Adam Laing
Title:	Chief Financial Officer

ATHENE ANNUITY AND LIFE COMPANY

By:	/s/ John L. Golden
Name:	John L. Golden
Title:	Executive Vice President, Legal

ATHENE ANNUITY AND LIFE ASSURANCE COMPANY

By:	/s/ John L. Golden
Name:	John L. Golden
Title:	Executive Vice President, Legal

ATHENE USA CORPORATION

By:	/s/ John L. Golden
Name:	John L. Golden
Title:	Executive Vice President, Legal

ATHENE HOLDING LTD.

By:	/s/ John L. Golden
Name:	John L. Golden
Title:	Executive Vice President, Legal

ATHENE ASSET MANAGEMENT, L.P.

By:	AAM GP Ltd.
its general partner

	By:	/s/ Angelo Lombardo
	Name:	Angelo Lombardo
	Title:	Senior Vice President, General Counsel and Secretary

AAM GP LTD.

By:	/s/ Angelo Lombardo
Name:	Angelo Lombardo
Title:	Senior Vice President, General Counsel and Secretary

APOLLO LIFE ASSET LTD.

By:	/s/ Cindy Michel
Name:	Cindy Michel
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Cindy Michel
	Name:	Cindy Michel
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Cindy Michel
Name:	Cindy Michel
Title:	Vice President

AAA ASSOCIATES, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AAA GUARANTOR - CO-INVEST VII, L.P.

By:	AAA Investments (Co-Invest VII), L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AAA INVESTMENTS (CO-INVEST VII), L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF VI EURO HOLDINGS, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.
its general partner

	By:		Apollo Advisors VII (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:		/s/ Laurie D. Medley
	Name:		Laurie D. Medley
	Title:		Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:		/s/ Laurie D. Medley
	Name:		Laurie D. Medley
	Title:		Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President